UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 18, 2014

Warren Resources, Inc.

(Exact Name of Registrant
as Specified in Charter)

Maryland	0-33275	11-3024080
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, 34th Floor

New York, New York 10036

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (212) 697-9660

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

As previously disclosed on the Current Report on Form 8-K filed August 12, 2014, Warren Resources, Inc. (the “Company”) completed its previously announced acquisition of Marcellus Shale assets in Wyoming County, Pennsylvania (the “Acquisition”) from Citrus Energy Appalachia, LLC, a wholly-owned subsidiary of Citrus Energy Corporation (“Citrus”), TLK Partners, LLC (“TLK”), and Troy Energy Investments, LLC.  This Current Report on Form 8-K provides certain financial and other information with respect to the Acquisition. The unaudited financial statements of Citrus for the six months ended June 30, 2014, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.  The unaudited financial statements of TLK for the six months ended June 30, 2014, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.  Unaudited pro forma condensed combined financial statements of the Company for the six months ended June 30, 2014 to give effect to the Acquisition are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired.

The unaudited financial statements of Citrus for the six months ended June 30, 2014, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The unaudited financial statements of TLK for the six months ended June 30, 2014, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)                                 Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements of the Company for the six months ended June 30, 2014 to give effect to the Acquisition are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

(d)                                 Exhibits.

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP
23.2	Consent of Netherland, Sewell & Associates, Inc.
23.3	Consent of Richey May & Co., Independent Accounting Firm
23.4	Consent of Hogan Taylor LLP, Independent Auditor
99.1	Historical Financial Information of Citrus
99.2	Historical Financial Information of TLK
99.3	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 18, 2014

WARREN RESOURCES, INC.
(Registrant)

	By:	/s/ Stewart P. Skelly
Stewart P. Skelly,
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP
23.2	Consent of Netherland, Sewell & Associates, Inc.
23.3	Consent of Richey May & Co., Independent Accounting Firm
23.4	Consent of Hogan Taylor LLP, Independent Auditor
99.1	Historical Financial Information of Citrus
99.2	Historical Financial Information of TLK
99.3	Unaudited Pro Forma Condensed Combined Financial Information